SUPPLEMENT DATED AUGUST 22, 2003

TO

PROSPECTUS DATED MAY 1, 2003

FOR

FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

I. The Mortality and Expense Risk Charge section is revised by the deletion of the second sentence and the addition of the following: "It is a percentage of the Account Value of the Sub-Accounts and, unless you direct otherwise, is deducted proportionally from the Account Value of the Investment Options each month."

II. The Monthly Expense Charge section is revised by the deletion of the last sentence and the addition of the following: "Unless you direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Investment Options in excess of any Policy Debt and covers administration expenses and issuance costs."

III. The Monthly Cost of Insurance section is revised by the deletion of the second sentence and the addition of the following: "Unless you direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Investment Options in excess of any Policy Debt."

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.